UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 15, 2018

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COVENANT TRANSPORTATION GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[ ]	Emerging growth company

[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 15, 2018, the Compensation Committee of the Board of Directors (the “Committee”) of Covenant Transportation Group, Inc. (the “Company”) approved certain compensation changes for the Company’s named executive officers as described below.

Salary Increase

The Committee approved the following new annualized base salary amounts for the Company’s named executive officers, effective July 2, 2018:

Named Executive Officer	New Annualized Salary
David R. Parker	$675,000
Joey B. Hogan	$475,000
Richard B. Cribbs	$310,000
Samuel F. Hough	$325,000
Paul T. Newbourne	$270,000

Restricted Stock Grants

The Committee also approved grants of restricted stock to the Company’s named executive officers. The grants vest (A) 33% upon the Company’s attainment of certain earnings per share thresholds for fiscal 2019, (B) 33% on December 31, 2020, subject to continuous employment by the Company or the Company’s subsidiaries through such date or an eligible retirement, and (C) 34% on December 31, 2021, subject to continuous employment by the Company or the Company’s subsidiaries through such date or an eligible retirement.

The following table sets forth the grants to the Company’s named executive officers:

Named Executive Officer	Shares of Restricted Stock
David R. Parker	10,277
Joey B. Hogan	8,565
Richard B. Cribbs	4,796
Samuel F. Hough	4,796
Paul T. Newbourne	4,111

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on May 17, 2018.  Three proposals were voted upon at the Annual Meeting.  The proposals are described in detail in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on April 16, 2018.  The final results for the votes regarding each proposal are set forth below.

1.	The voting tabulation on the election of six (6) directors was as follows:

Nominee	For	Withheld	Broker Non-Votes
William T. Alt	16,691,100	1,374,236	1,426,846
Robert E. Bosworth	17,476,770	588,566	1,426,846
Bradley A. Moline	17,660,727	404,609	1,426,846
David R. Parker	17,681,019	384,317	1,426,846
Herbert J. Schmidt	16,906,306	1,159,030	1,426,846
W. Miller Welborn	17,811,960	253,376	1,426,846

2.	The compensation of the Company's named executive officers was approved, on an advisory and non-binding basis, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,964,126	72,296	28,915	1,426,846

3.	The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, was ratified as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,323,668	164,800	3,715	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT TRANSPORTATION GROUP, INC.

Date: May 17, 2018	By:	/s/ Richard B. Cribbs
Richard B. Cribbs Executive Vice President and Chief Financial Officer